                                                                   Exhibit 10.31

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. * INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST THAT IS FILED SEPERATELY WITH THE COMMISSION.


                           AMENDMENT NO. 1 TO WARRANT

        This Amendment (the "Amendment No. 1") is entered into as of March 31, 1997 among First Virtual Holdings Incorporated, Inc., a Delaware corporation (the "Company") and First Data Corporation, a Delaware corporation ("FDC").

                                    RECITALS

        WHEREAS, on August 21, 1996 the Company issued to FDC a warrant (the "Warrant") to purchase shares of Company Stock of the Company, which Warrant becomes exercisable based on the distribution and activation of VirtualPINs by FDC and its affiliates.

        WHEREAS, the Company and FDC desire to amend the performance target dates set forth in the Warrant, as well as the exercise prices specified in the Warrant.

        WHEREAS, concurrently with the execution of this Amendment No. 1, the Company and FDC are entering into a VirtualPIN license agreement, whereby the Company will license to FDC 350,000 VirtualPINs which FDC may relicense to end users.

        NOW THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable considerations, the parties hereby agree as follows:

        1.      Amendment to Section 1(a).

                a. Section 1(a)(i) of the Warrant is hereby amended to read in its entirety as follows:

        "This warrant shall be exercisable for (A) 375,000 shares of Common Stock at an exercise price of $4.50 (the "First Exercise Price") in the event that the number of Participating Cardholders equals or exceeds ******* on or before September 15, 1997, (B) an additional 375,000 shares at an exercise price of $2.50 (the "Second Exercise Price") in the event that the number of Participating Cardholders equals or exceeds ******* on or before September 15, 1997, (C) an additional 375,000 shares at an exercise price of $2.00 (the "Third Exercise Price") in the event that the number of Participating Cardholders equals or exceeds ******* on or before September 15, 1997, and (D) an additional 375,000 shares at an exercise price of $1.50 (the "Fourth Exercise Price") in the event that the number of Participating Cardholders equals or exceeds ****** on or before September 15, 1997."

                b.      Section 1(a)(ii) of the Warrant is hereby deleted.

        2. Amendment to Section 1(b). Section 1(b) is hereby amended by adding the following to the end of that section:

* CONFIDENTIAL TREATMENT REQUESTED

                "For purposes of Section 1(a) hereof, the 350,000 VirtualPINs licensed by the Company to FDC pursuant to the VirtualPIN License Agreement dated March 31, 1997 shall be considered "activated"."

        3. Full Force and Effect. Subject to the foregoing amendments, the Warrant remains in full force and effect and is herewith confirmed.

        4. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first written above.

FIRST VIRTUAL HOLDINGS                  FIRST DATA CORPORATION
INCORPORATED

By: /s/ Lee Stein                       By:  /s/ Charlie Fote
   -----------------------------            -------------------------------
    Lee H. Stein
    Chairman and Chief Executive        Title:  Executive Vice President
    Officer                                    ----------------------------